Significant equity transactions and acquisitions - Summary of fair values of the identifiable assets and liabilities at acquisition dates (Details) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Fair values of identifiable assets and liabilities as at acquisition dates
Cash and cash equivalents	¥ 14,106	¥ 0	¥ 23,072
Property, plant and equipment, net	2,847	0	292
Intangible assets, net	45,098	0	60,684
Other assets	44,596	0	61,142
Current liabilities	(111,781)	0	(59,867)
Deferred tax liabilities	(9,525)	0	(15,171)
Noncontrolling interest before acquisition	10,076	0	0
Net assets	(4,583)	0	70,152
Noncontrolling interests	(116,683)	0	0
Mandatorily redeemable noncontrolling interests	0	0	(63,569)
Goodwill arising on acquisitions	300,332	0	103,136
Total	179,066	0	109,719
Cash consideration	7,500	0	68,480
Non-cash consideration	68,632	0	0
Fair value of previously held equity interests	102,934	0	41,239
Total consideration	¥ 179,066	¥ 0	¥ 109,719